UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 20, 2012 (February 20, 2012)

PHAZAR CORP
(Exact name of registrant as specified in its charter)

Delaware	0-12866	75-1907070
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

101 S.E. 25TH AVENUE, MINERAL WELLS, TEXAS	76067
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(940) 325-3301

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 20, 2012, Antenna Products Corporation, a wholly owned subsidiary of PHAZAR CORP, announces the award of the ISO 9001:2008 Certification.

A copy of the press release is included herein as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits

    (d) Exhibits.

Exhibit No.	Description

99.1	Press release dated February 20, 2012, announcing the award of the ISO 9001:2008 Certification

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHAZAR CORP

Date:	February 20, 2012	/s/ Garland P. Asher
Garland P. Asher
President and Chief Executive Officer